Exhibit 99.2

Alleghany

ALLEGHANY CORPORATION AND SUBSIDIARIES

FINANCIAL SUPPLEMENT

Three Months Ended

and

Nine Months Ended

September 30, 2014

(Unaudited)

Investor Contact:		This report is for informational purposes only. It should be read in conjunction with documents filed by Alleghany Corporation with the U.S. Securities and Exchange Commission, including the company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.
Kerry Jacobs
Phone:	(212) 508-8141

Definitions

References in this financial supplement for the three and nine months ended September 30, 2014 (the “Financial Supplement”) to the “Company,” “Alleghany,” “we,” “us,” and “our” refer to Alleghany Corporation and its consolidated subsidiaries unless the context otherwise requires. In addition, unless the context otherwise requires, references to

•	“TransRe” are to Alleghany’s reinsurance holding company subsidiary Transatlantic Holdings, Inc. and its subsidiaries,

•	“AIHL” are to Alleghany’s insurance holding company subsidiary Alleghany Insurance Holdings LLC,

•	“RSUI” are to Alleghany’s subsidiary RSUI Group, Inc. and its subsidiaries,

•	“CapSpecialty” are to Alleghany’s subsidiary CapSpecialty, Inc. and its subsidiaries, formerly known as Capitol Transamerica Corporation,

•	“PacificComp” are to Alleghany’s subsidiary Pacific Compensation Corporation and its subsidiaries, and

•	“Roundwood” are to Alleghany’s subsidiary Roundwood Asset Management LLC.

Forward-Looking Statements

This Financial Supplement may contain disclosures which are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements are based upon Alleghany’s current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and Alleghany’s future financial condition and results. These statements are not guarantees of future performance, and Alleghany has no specific intention to update these statements. The uncertainties and risks include, but are not limited to,

•	significant weather-related or other natural or man-made catastrophes and disasters;

•	the cyclical nature of the property and casualty reinsurance and insurance industries;

•	changes in market prices of Alleghany’s significant equity investments and changes in value of Alleghany’s debt securities portfolio;

•	adverse loss development for events insured by Alleghany’s reinsurance and insurance subsidiaries in either the current year or prior years;

•	the long-tail and potentially volatile nature of certain casualty lines of business written by Alleghany’s reinsurance and insurance subsidiaries;

•	the cost and availability of reinsurance;

•	the reliance by Alleghany’s reinsurance operating subsidiaries on a limited number of brokers;

•	increases in the levels of risk retention by Alleghany’s reinsurance and insurance subsidiaries;

•	exposure to terrorist acts and acts of war;

•	the willingness and ability of Alleghany’s reinsurance and insurance subsidiaries’ reinsurers to pay reinsurance recoverables owed to Alleghany’s reinsurance and insurance subsidiaries;

•	changes in the ratings assigned to Alleghany’s reinsurance and insurance subsidiaries;

•	claims development and the process of estimating reserves;

•	legal, political, judicial and regulatory changes, including the federal financial regulatory reform of the insurance industry by the Dodd-Frank Wall Street Reform and Consumer Protection Act;

•	the uncertain nature of damage theories and loss amounts;

•	the loss of key personnel of Alleghany’s reinsurance or insurance operating subsidiaries;

•	fluctuation in foreign currency exchange rates;

•	the failure to comply with the restrictive covenants contained in the agreements governing Alleghany’s indebtedness;

•	the ability to make payments on, or repay or refinance, Alleghany’s debt;

•	risks inherent in international operations; and

•	difficult and volatile conditions in the global market.

Additional risks and uncertainties include general economic and political conditions, including the effects of a prolonged U.S. or global economic downturn or recession; changes in costs; variations in political, economic or other factors; risks relating to conducting operations in a competitive environment; effects of acquisition and disposition activities, inflation rates, or recessionary or expansive trends; changes in interest rates; extended labor disruptions, civil unrest, or other external factors over which Alleghany has no control; and changes in Alleghany’s plans, strategies, objectives, expectations, or intentions, which may happen at any time at its discretion. As a consequence, current plans, anticipated actions, and future financial condition and results may differ from those expressed in any forward-looking statements made by Alleghany or on its behalf.

ALLEGHANY CORPORATION AND SUBSIDIARIES

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLEGHANY CORPORATION AND SUBSIDIARIES

BASIS OF PRESENTATION

Presentation

All financial information contained herein is unaudited. Certain amounts may not reconcile exactly due to rounding differences. Unless otherwise noted, all data is in millions of U.S. dollars, except for share, per share, percentage and ratio information.

ALLEGHANY CORPORATION AND SUBSIDIARIES

10 YEAR FINANCIAL SUMMARY(1)

(in millions, except per share data)

	As of and for the Year Ended December 31,										As of and for the nine months ended
	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	September 30, 2014
Cash and invested assets	$2,415.4	$2,867.6	$3,699.4	$4,308.9	$4,294.3	$4,447.2	$4,881.9	$4,911.6	$18,976.4	$19,490.5	$19,762.9
Net loss & loss adj. expense reserves	639.0	952.9	1,127.5	1,412.9	1,570.3	1,573.3	1,481.3	1,481.2	10,933.9	10,650.4	10,402.0
Preferred stock and debt	80.0	80.0	379.5	299.5	299.4	—	298.9	299.0	1,811.5	1,794.4	2,079.2 (2)
Common Stockholders’ Equity (“CSE”) attributable to Alleghany stockholders	1,799.5	1,894.4	2,146.4	2,484.8	2,347.3	2,717.5	2,908.9	2,925.7	6,403.8	6,923.8	7,405.6
Common shares outstanding	8.82	8.90	8.79	8.83	8.78	9.22	8.94	8.55	16.89	16.77	16.24

Net invested assets per share	$264.86	$313.14	$377.79	$453.98	$455.05	$482.43	$512.53	$539.38	$1,016.24	$1,055.46	$1,089.11
% increase (decrease)	29.8%	18.2%	20.6%	20.2%	0.2%	6.0%	6.2%	5.2%	88.4%	3.9%	3.2%

Book value per common share	$204.08	$212.80	$244.25	$281.36	$267.37	$294.79	$325.31	$342.12	$379.13	$412.96	$456.10
% increase (decrease)	12.0%	4.3%	14.8%	15.2%	(5.0%)	10.3%	10.4%	5.2%	10.8%	8.9%	10.4%

Net premiums written	$786.7	$802.7	$916.2	$962.5	$898.2	$830.8	$736.2	$774.7	$3,723.9	$4,287.4	$3,471.0
Change in unearned premiums	(27.4)	16.8	(38.4)	11.8	50.5	14.2	31.9	(27.1)	9.1	(48.2)	(181.8)

Net premiums earned	$759.3	$819.5	$877.8	$974.3	$948.7	$845.0	$768.1	$747.6	$3,733.0	$4,239.2	$3,289.2

Underwriting profit (loss)	$74.3	$(117.4)	$252.0	$268.1	$92.1	$129.2	$130.9	$49.5	$220.3	$420.7	$369.5

Net investment income	62.3	78.1	127.9	146.1	130.2	101.9	125.0	108.9	313.0	465.7	343.0
Net realized capital gains, net of OTTI	86.9	148.6	28.2	92.8	(92.2)	234.5	85.0	123.5	155.0	188.1	190.8

Total investment results	$149.2	$226.7	$156.1	$238.9	$38.0	$336.4	$210.0	$232.4	$468.0	$653.8	$533.8

Net earnings attributable to Alleghany stockholders	117.7	52.3	238.9	281.8	130.8	264.8	198.5	143.3	702.2	628.4	540.2
Other changes in CSE	82.1	42.6	13.2	56.6	(268.4)	105.5	(7.2)	(126.5)	2,775.9	(108.4)	(58.4)

Increase (decrease) in CSE	$199.8	$94.9	$252.1	$338.4	$(137.6)	$370.3	$191.3	$16.8	$3,478.1	$520.0	$481.8

Combined Ratio	90.2%	114.3%	71.3%	72.5%	90.3%	84.7%	83.0%	93.4%	94.1%	90.1%	88.8%

(1)	Amounts have been adjusted for subsequent common stock dividends. The historical results of all subsidiaries that have been sold are reclassified as discontinued operations, and therefore not in the above balances.
(2)	On October 15, 2014, TransRe redeemed $300.0 million aggregate principal amount of its 5.75% senior notes due on December 31, 2015. See Note 10 to Notes to the Unaudited Consolidated Financial Statements set forth in Part 1, Item 1 of Alleghany’s third quarter 2014 Form 10-Q. The carrying value of the TransRe repurchased notes were $309.6 million as of September 30, 2014.

ALLEGHANY CORPORATION & SUBSIDIARIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except share and per share data)

		As of	As of
		September 30, 2014	December 31, 2013	Change

HIGHLIGHTS	Total investments and cash	$19,762.9	$19,490.5	1.4%
	Total assets	23,929.5	23,361.1	2.4%
	Total stockholders’ equity attributable to Alleghany stockholders	7,405.6	6,923.8	7.0%

	Book value per share	$456.10	$412.96	10.4%

		Three Months Ended September 30,
		2014	2013	Change

	Gross premiums written	$1,269.3	$1,174.1	8.1%
	Net premiums written	1,127.5	1,033.4	9.1%
	Net premiums earned	1,136.2	1,039.9	9.3%
	Net investment income	118.3	115.3	2.6%
	Net earnings attributable to Alleghany stockholders	186.3	113.2	64.6%
	Operating income	148.1	102.1	45.1%

PER SHARE AND SHARE DATA	Weighted average common shares outstanding:
	Basic	16,343,904	16,766,192	(2.5%)
	Diluted	16,343,904	16,766,192	(2.5%)

	Earnings per share attributable to Alleghany stockholders:
	Basic	$11.40	$6.75	68.8%
	Diluted	$11.40	$6.75	68.8%

	Operating earnings per share data:
	Basic	$9.06	$6.09	48.9%
	Diluted	$9.06	$6.09	48.9%

FINANCIAL RATIOS	Annualized return on average stockholders’ equity	10.1%	6.9%

	Loss and loss expense ratio	54.8%	62.0%	(7.2)
	Expense ratio	32.8%	32.1%	0.7

	Combined ratio	87.6%	94.1%	(6.5)

ALLEGHANY CORPORATION & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS - CONSECUTIVE QUARTERS

(in millions, except per share data)

	Three Months Ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Revenues
Net premiums earned	$1,136.2	$1,098.9	$1,054.0	$1,056.0	$1,039.9	$1,068.3	$1,075.0	$1,110.1	$1,092.8
Net investment income	118.3	114.1	110.6	131.2	115.3	100.4	118.8	78.4	90.5
Net realized investment gains	59.4	41.5	96.8	136.5	17.8	27.0	50.9	38.0	12.4
Other than temporary impairment losses	(0.7)	(0.9)	(5.2)	(2.1)	(0.7)	(8.9)	(32.3)	—	—
Other income	38.8	37.6	30.4	40.9	17.2	9.4	11.2	13.9	33.8

Total revenues	1,352.0	1,291.2	1,286.6	1,362.5	1,189.5	1,196.2	1,223.6	1,240.4	1,229.5

Costs and Expenses
Net loss and loss expenses incurred	623.1	629.2	611.2	616.9	644.5	650.5	567.4	1,042.4	673.0
Commissions, brokerage and other underwriting expenses	372.3	359.6	324.2	340.4	333.6	339.0	326.2	289.7	253.8
Other operating expenses	59.6	66.3	53.3	67.8	39.0	27.2	30.8	25.8	47.4
Corporate administration	9.5	12.7	9.6	10.1	3.7	9.9	12.4	8.1	9.3
Amortization of intangible assets	(1.1)	(0.9)	(1.8)	(1.4)	(0.8)	0.8	11.6	39.9	73.3
Interest expense	22.7	21.9	21.8	21.8	21.5	21.8	21.8	21.8	21.8

Total costs and expenses	1,086.1	1,088.8	1,018.3	1,055.6	1,041.5	1,049.2	970.2	1,427.7	1,078.6

Earnings (losses) before income taxes	265.9	202.4	268.3	306.9	148.0	147.0	253.4	(187.3)	150.9
Income taxes	79.6	53.2	63.7	100.9	34.6	33.3	57.1	(94.7)	25.5

Net earnings (losses)	186.3	149.2	204.6	206.0	113.4	113.7	196.3	(92.6)	125.4
Net earnings (losses) attributable to noncontrolling interest	—	0.2	(0.3)	0.7	0.2	—	—	—	—

Net earnings (losses) attributable to Alleghany stockholders	$186.3	$149.0	$204.9	$205.3	$113.2	$113.7	$196.3	$(92.6)	$125.4

Basic earnings per share attributable to Alleghany stockholders	$11.40	$9.06	$12.28	$12.24	$6.75	$6.78	$11.67	$(5.47)	$7.41
Diluted earnings per share attributable to Alleghany stockholders	11.40	9.06	12.28	12.24	6.75	6.78	11.67	(5.47)	7.41

Basic operating earnings per share	$9.06	$7.46	$8.71	$7.03	$6.09	$6.07	$10.95	$(6.93)	$6.93
Diluted operating earnings per share	9.06	7.46	8.71	7.03	6.09	6.07	10.95	(6.93)	6.93

SUPPLEMENTAL INFORMATION:

Premiums written:
Gross premiums written	$1,269.3	$1,392.0	$1,301.1	$1,134.2	$1,174.1	$1,340.5	$1,237.5	$1,144.1	$1,176.4
Net premiums written	1,127.5	1,209.4	1,134.0	1,001.5	1,033.4	1,158.5	1,093.9	1,023.6	1,042.5

Net loss and loss expenses incurred:
Current year	686.7	679.1	662.8	638.6	692.3	713.2	638.3	1,047.9	679.1
Prior years	(63.6)	(49.9)	(51.6)	(21.7)	(47.8)	(62.7)	(70.9)	(5.5)	(6.1)

	$623.1	$629.2	$611.2	$616.9	$644.5	$650.5	$567.4	$1,042.4	$673.0

Loss and loss expense ratio	54.8%	57.3%	58.0%	58.4%	62.0%	60.9%	52.8%	93.9%	61.6%
Expense ratio	32.8%	32.7%	30.8%	32.2%	32.1%	31.7%	30.3%	26.1%	23.2%

Combined ratio	87.6%	90.0%	88.8%	90.6%	94.1%	92.6%	83.1%	120.0%	84.8%

ALLEGHANY CORPORATION & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS - YEAR TO DATE

(in millions, except per share data)

	For the Nine Months Ended September 30,
	2014	2013
Revenues
Net premiums earned	$3,289.2	$3,183.2
Net investment income	343.0	334.5
Net realized investment gains	197.7	95.6
Other than temporary impairment losses	(6.9)	(41.9)
Other income	106.8	37.8

Total revenues	3,929.8	3,609.2

Costs and Expenses
Net loss and loss expenses incurred	1,863.6	1,862.4
Commissions, brokerage and other underwriting expenses	1,056.1	998.8
Other operating expenses	179.2	97.0
Corporate administration	31.8	26.0
Amortization of intangible assets	(3.9)	11.6
Interest expense	66.4	65.0

Total costs and expenses	3,193.2	3,060.8

Earnings before income taxes	736.6	548.4
Income taxes	196.4	125.0

Net earnings	540.2	423.4
Net earnings attributable to noncontrolling interest	—	0.2

Net earnings attributable to Alleghany stockholders	$540.2	$423.2

Basic earnings per share attributable to Alleghany stockholders	$32.74	$25.20
Diluted earnings per share attributable to Alleghany stockholders	32.74	25.20

SUPPLEMENTAL INFORMATION:

Premiums written:
Gross premiums written	$3,962.4	$3,752.1
Net premiums written	3,471.0	3,285.9

Net loss and loss expenses incurred:
Current year	2,028.8	2,043.8
Prior years	(165.2)	(181.4)

	$1,863.6	$1,862.4

Loss and loss expense ratio	56.7%	58.5%
Expense ratio	32.1%	31.4%

Combined ratio	88.8%	89.9%

ALLEGHANY CORPORATION AND SUBSIDIARIES

PREMIUMS WRITTEN

(in millions)

	For the Three Months Ended September 30,
	Gross Premiums Written				Net Premiums Written
	2014	2013	Change	% Change	2014	2013	Change	% Change

Reinsurance segment:

Property	$324.8	$288.7	$36.1	12.5%	$286.1	$248.6	$37.5	15.1%
Casualty & Other	597.9	550.1	47.8	8.7%	580.6	541.5	39.1	7.2%

Total Reinsurance	922.7	838.8	83.9	10.0%	866.7	790.1	76.6	9.7%

Insurance segment:

RSUI	282.0	281.0	1.0	0.4%	193.4	185.9	7.5	4.0%
CapSpecialty	52.8	49.0	3.8	7.8%	48.2	46.3	1.9	4.1%
PacificComp	19.4	11.5	7.9	68.7%	19.2	11.1	8.1	73.0%

Total Insurance	354.2	341.5	12.7	3.7%	260.8	243.3	17.5	7.2%

Intercompany elimination	(7.6)	(6.2)	(1.4)	22.6%	—	—	—	0.0%

Total	$1,269.3	$1,174.1	$95.2	8.1%	$1,127.5	$1,033.4	$94.1	9.1%

	For the Nine Months Ended September 30,
	Gross Premiums Written				Net Premiums Written
	2014	2013	Change	% Change	2014	2013	Change	% Change

Reinsurance segment:

Property	$933.7	$873.3	$60.4	6.9%	$808.0	$756.3	$51.7	6.8%
Casualty & Other	1,877.4	1,769.6	107.8	6.1%	1,828.5	1,743.1	85.4	4.9%

Total Reinsurance	2,811.1	2,642.9	168.2	6.4%	2,636.5	2,499.4	137.1	5.5%

Insurance segment:

RSUI	961.7	962.1	(0.4)	(0.0%)	641.3	630.8	10.5	1.7%
CapSpecialty	158.8	134.6	24.2	18.0%	143.0	126.4	16.6	13.1%
PacificComp	50.9	30.0	20.9	69.7%	50.2	29.3	20.9	71.3%

Total Insurance	1,171.4	1,126.7	44.7	4.0%	834.5	786.5	48.0	6.1%

Intercompany elimination	(20.1)	(17.5)	(2.6)	14.9%	—	—	—

Total	$3,962.4	$3,752.1	$210.3	5.6%	$3,471.0	$3,285.9	$185.1	5.6%

ALLEGHANY CORPORATION AND SUBSIDIARIES

CONSOLIDATED UNDERWRITING RESULTS - CURRENT QUARTER

For the Three Months Ended September 30, 2014

(dollars in millions)

	Reinsurance Segment			Insurance Segment
		Casualty &						Total	Corporate
	Property	Other	Total	RSUI	CapSpecialty	PacificComp	Total	Segments	Activities	Consolidated

Premiums written:
Gross	$324.8	$597.9	$922.7	$282.0	$52.8	$19.4	$354.2	$1,276.9	$(7.6)	$1,269.3
Net	286.1	580.6	866.7	193.4	48.2	19.2	260.8	1,127.5	—	1,127.5

Net premiums earned	$278.2	$581.0	$859.2	$210.9	$48.0	$18.1	$277.0	$1,136.2	$—	$1,136.2

Net loss and LAE:
Current year (ex-catastrophes)	107.9	401.1	509.0	111.0	25.4	13.4	149.8	658.8	—	658.8
Current year catastrophe losses	18.8	—	18.8	7.4	1.7	—	9.1	27.9	—	27.9
Prior years	(13.3)	(40.1)	(53.4)	(11.5)	(1.3)	2.6	(10.2)	(63.6)	—	(63.6)

	113.4	361.0	474.4	106.9	25.8	16.0	148.7	623.1	—	623.1
Commissions, brokerage and other underwriting expenses	87.5	197.1	284.6	56.5	23.0	8.2	87.7	372.3	—	372.3

Underwriting profit (loss)	$77.3	$22.9	100.2	$47.5	$(0.8)	$(6.1)	40.6	140.8	—	140.8

Net investment income			80.7				32.3	113.0	5.3	118.3
Net realized capital gains			48.4				7.9	56.3	3.1	59.4
OTTI losses			(0.7)				—	(0.7)	—	(0.7)
Other income			0.7				0.2	0.9	37.9	38.8
Other operating expenses			12.1				6.3	18.4	41.2	59.6
Corporate administration			—				0.1	0.1	9.4	9.5
Amortization of intangible assets			(2.0)				0.8	(1.2)	0.1	(1.1)
Interest expense			12.2				—	12.2	10.5	22.7

Earnings before income taxes			$207.0				$73.8	$280.8	$(14.9)	$265.9

Ratios:
Net loss and LAE
Current year (ex-catastrophes)	38.8%	69.0%	59.2%	52.7%	53.0%	74.0%	54.1%	57.9%
Current year catastrophe losses	6.8%	0.0%	2.2%	3.5%	3.5%	0.0%	3.3%	2.5%
Prior years	(4.8%)	(6.9%)	(6.2%)	(5.5%)	(2.7%)	14.4%	(3.7%)	(5.6%)

	40.8%	62.1%	55.2%	50.7%	53.8%	88.4%	53.7%	54.8%
Expense	31.5%	33.9%	33.1%	26.8%	48.0%	45.4%	31.7%	32.8%

Combined	72.3%	96.0%	88.3%	77.5%	101.8%	133.8%	85.4%	87.6%

ALLEGHANY CORPORATION AND SUBSIDIARIES

CONSOLIDATED UNDERWRITING RESULTS - PRIOR YEAR QUARTER

For the Three Months Ended September 30, 2013

(dollars in millions)

	Reinsurance Segment			Insurance Segment
		Casualty &						Total	Corporate
	Property	Other	Total	RSUI	CapSpecialty	PacificComp	Total	Segments	Activities	Consolidated

Premiums written:
Gross	$288.7	$550.1	$838.8	$281.0	$49.0	$11.5	$341.5	$1,180.3	$(6.2)	$1,174.1
Net	248.6	541.5	790.1	185.9	46.3	11.1	243.3	1,033.4	—	1,033.4

Net premiums earned	$246.1	$546.7	$792.8	$197.2	$39.9	$10.0	$247.1	$1,039.9	$—	$1,039.9

Net loss and LAE:
Current year (ex-catastrophes)	83.9	420.8	504.7	90.3	19.9	8.0	118.2	622.9	—	622.9
Current year catastrophe losses	47.0	—	47.0	22.4	—	—	22.4	69.4	—	69.4
Prior years	(53.1)	(11.7)	(64.8)	8.9	1.6	6.5	17.0	(47.8)	—	(47.8)

	77.8	409.1	486.9	121.6	21.5	14.5	157.6	644.5	—	644.5
Commissions, brokerage and other underwriting expenses	82.3	167.6	249.9	55.4	20.0	8.3	83.7	333.6	—	333.6

Underwriting profit (loss)	$86.0	$(30.0)	56.0	$20.2	$(1.6)	$(12.8)	5.8	61.8	—	61.8

Net investment income			76.1				30.0	106.1	9.2	115.3
Net realized capital gains			18.5				12.3	30.8	(13.0)	17.8
OTTI losses			(0.3)				(0.4)	(0.7)	—	(0.7)
Other income			1.8				0.3	2.1	15.1	17.2
Other operating expenses			9.5				9.5	19.0	20.0	39.0
Corporate administration			—				—	—	3.7	3.7
Amortization of intangible assets			(1.7)				0.9	(0.8)	—	(0.8)
Interest expense			12.3				0.1	12.4	9.1	21.5

Earnings before income taxes			$132.0				$37.5	$169.5	$(21.5)	$148.0

Ratios:
Net loss and LAE
Current year (ex-catastrophes)	34.1%	77.0%	63.7%	45.8%	49.7%	80.5%	47.8%	59.9%
Current year catastrophe losses	19.1%	0.0%	5.9%	11.4%	0.0%	0.0%	9.1%	6.7%
Prior years	(21.6%)	(2.2%)	(8.2%)	4.5%	4.0%	65.0%	6.9%	(4.6%)

	31.6%	74.8%	61.4%	61.7%	53.7%	145.5%	63.8%	62.0%
Expense	33.4%	30.7%	31.5%	28.1%	50.2%	82.9%	33.9%	32.1%

Combined	65.0%	105.5%	92.9%	89.8%	103.9%	228.4%	97.7%	94.1%

ALLEGHANY CORPORATION AND SUBSIDIARIES

CONSOLIDATED UNDERWRITING RESULTS - CURRENT YEAR TO DATE

For the Nine Months Ended September 30, 2014

(dollars in millions)

	Reinsurance Segment			Insurance Segment
		Casualty &						Total	Corporate
	Property	Other	Total	RSUI	CapSpecialty	PacificComp	Total	Segments	Activities	Consolidated

Premiums written:
Gross	$933.7	$1,877.4	$2,811.1	$961.7	$158.8	$50.9	$1,171.4	$3,982.5	$(20.1)	$3,962.4
Net	808.0	1,828.5	2,636.5	641.3	143.0	50.2	834.5	3,471.0	—	3,471.0

Net premiums earned	$771.4	$1,713.1	$2,484.5	$620.5	$136.1	$48.1	$804.7	$3,289.2	$—	$3,289.2

Net loss and LAE:
Current year	324.7	1,200.2	1,524.9	316.5	76.4	35.2	428.1	1,953.0	—	1,953.0
Current year catastrophe losses	36.4	—	36.4	35.7	3.7	—	39.4	75.8	—	75.8
Prior years	(64.6)	(75.7)	(140.3)	(27.8)	(0.6)	3.5	(24.9)	(165.2)	—	(165.2)

	296.5	1,124.5	1,421.0	324.4	79.5	38.7	442.6	1,863.6	—	1,863.6
Commissions, brokerage and other underwriting expenses	233.6	564.9	798.5	165.8	68.1	23.7	257.6	1,056.1	—	1,056.1

Underwriting profit (loss)	$241.3	$23.7	265.0	$130.3	$(11.5)	$(14.3)	104.5	369.5	—	369.5

Net investment income			243.7				91.0	334.7	8.3	343.0
Net realized capital gains			109.8				63.4	173.2	24.5	197.7
OTTI losses			(2.9)				(4.0)	(6.9)	—	(6.9)
Other income			2.1				0.7	2.8	104.0	106.8
Other operating expenses			41.1				22.5	63.6	115.6	179.2
Corporate administration			—				0.4	0.4	31.4	31.8
Amortization of intangible assets			(6.5)				2.3	(4.2)	0.3	(3.9)
Interest expense			36.6				0.1	36.7	29.7	66.4

Earnings before income taxes			$546.5				$230.3	$776.8	$(40.2)	$736.6

Ratios:
Net loss and LAE
Current year (ex-catastrophes)	42.1%	70.0%	61.3%	51.0%	56.1%	73.1%	53.2%	59.4%
Current year catastrophe losses	4.7%	0.0%	1.5%	5.8%	2.7%	0.0%	4.9%	2.3%
Prior years	(8.4%)	(4.4%)	(5.6%)	(4.5%)	(0.4%)	7.3%	(3.1%)	(5.0%)

	38.4%	65.6%	57.2%	52.3%	58.4%	80.4%	55.0%	56.7%
Expense	30.3%	33.0%	32.1%	26.7%	50.0%	49.4%	32.0%	32.1%

Combined	68.7%	98.6%	89.3%	79.0%	108.4%	129.8%	87.0%	88.8%

ALLEGHANY CORPORATION AND SUBSIDIARIES

CONSOLIDATED UNDERWRITING RESULTS - PRIOR YEAR TO DATE

For the Nine Months Ended September 30, 2013

(dollars in millions)

	Reinsurance Segment			Insurance Segment
		Casualty &						Total	Corporate
	Property	Other	Total	RSUI	CapSpecialty	PacificComp	Total	Segments	Activities	Consolidated

Premiums written:
Gross	$873.3	$1,769.6	$2,642.9	$962.1	$134.6	$30.0	$1,126.7	$3,769.6	$(17.5)	$3,752.1
Net	756.3	1,743.1	2,499.4	630.8	126.4	29.3	786.5	3,285.9	—	3,285.9

Net premiums earned	$748.1	$1,733.3	$2,481.4	$560.3	$114.4	$27.1	$701.8	$3,183.2	$—	$3,183.2

Net loss and LAE:
Current year (ex-catastrophes)	272.7	1,285.2	1,557.9	265.0	55.3	21.7	342.0	1,899.9	—	1,899.9
Current year catastrophe losses	92.1	—	92.1	51.8	—	—	51.8	143.9	—	143.9
Prior years	(132.4)	(44.3)	(176.7)	(14.6)	1.9	8.0	(4.7)	(181.4)	—	(181.4)

	232.4	1,240.9	1,473.3	302.2	57.2	29.7	389.1	1,862.4	—	1,862.4
Commissions, brokerage and other underwriting expenses	220.7	539.5	760.2	155.1	60.9	22.6	238.6	998.8	—	998.8

Underwriting profit (loss)	$295.0	$(47.1)	247.9	$103.0	$(3.7)	$(25.2)	74.1	322.0	—	322.0

Net investment income			211.0				84.5	295.5	39.0	334.5
Net realized capital gains			61.0				48.5	109.5	(13.9)	95.6
OTTI losses			(12.9)				(29.0)	(41.9)	—	(41.9)
Other income			3.0				0.9	3.9	33.9	37.8
Other operating expenses			34.6				22.4	57.0	40.0	97.0
Corporate administration			—				—	—	26.0	26.0
Amortization of intangible assets			8.9				2.7	11.6	—	11.6
Interest expense			36.9				0.2	37.1	27.9	65.0

Earnings before income taxes			$429.6				$153.7	$583.3	$(34.9)	$548.4

Ratios:
Net loss and LAE
Current year (ex-catastrophes)	36.5%	74.1%	62.8%	47.3%	48.3%	80.1%	48.7%	59.7%
Current year catastrophe losses	12.3%	0.0%	3.7%	9.2%	0.0%	0.0%	7.4%	4.5%
Prior years	(17.7%)	(2.5%)	(7.1%)	(2.6%)	1.7%	29.5%	(0.7%)	(5.7%)

	31.1%	71.6%	59.4%	53.9%	50.0%	109.6%	55.4%	58.5%
Expense	29.5%	31.1%	30.6%	27.7%	53.2%	83.4%	34.0%	31.4%

Combined	60.6%	102.7%	90.0%	81.6%	103.2%	193.0%	89.4%	89.9%

ALLEGHANY CORPORATION & SUBSIDIARIES

CONDENSED CONSOLIDATING BALANCE SHEETS

(in millions)

	September 30, 2014					December 31, 2013
	Reinsurance	Insurance		Corporate		Reinsurance	Insurance		Corporate
	Segment(1)	Segment(1)		Activities(2)	Consolidated	Segment	Segment		Activities(2)	Consolidated
Assets
Investments:
Available-for-sale securities at fair value:
Equity securities	$1,345.5	$1,358.8		$191.0	$2,895.3	$1,157.8	$1,027.1		$44.5	$2,229.4
Debt securities	11,852.0	2,843.6		70.6	14,766.2	12,027.1	2,707.1		68.7	14,802.9
Short-term investments	260.6	209.7		321.7	792.0	657.6	582.0		78.3	1,317.9

	13,458.1	4,412.1		583.3	18,453.5	13,842.5	4,316.2		191.5	18,350.2
Other invested assets	366.5	288.8		46.6	701.9	283.7	296.9		61.3	641.9

Total investments(3)	13,824.6	4,700.9		629.8	19,155.3	14,126.2	4,613.1		252.8	18,992.1
Cash(3)	430.7	137.2		39.7	607.6	378.7	81.6		38.0	498.3
Reinsurance recoverables	510.1	917.1		(56.3)	1,370.9	475.2	943.3		(54.8)	1,363.7
Goodwill and intangible assets	37.5	128.8		64.9	231.2	31.1	131.1		64.8	227.0
All other assets	1,779.0	525.8		259.6	2,564.4	1,548.8	534.6		196.6	2,280.0

Total assets	$16,581.9	$6,409.8		$937.8	$23,929.5	$16,560.0	$6,303.7		$497.4	$23,361.1

Liabilities and Stockholders’ Equity
Loss and loss adjustment expenses	$9,193.6	$2,569.8		$(56.3)	$11,707.1	$9,473.1	$2,534.3		$(54.9)	$11,952.5
Unearned premiums	1,242.2	743.8		(11.1)	1,974.9	1,067.1	707.3		(8.8)	1,765.6
Senior Notes(5)	1,082.2	—		997.0	2,079.2	1,095.5	—		698.9	1,794.4
All other liabilities	308.3	298.5		147.0	753.8	438.5	339.0		123.6	901.1

Total liabilities	11,826.3	3,612.1		1,076.6	16,515.0	12,074.2	3,580.6		758.8	16,413.6

Total stockholders’ equity attributable to Alleghany stockholders	4,755.6	2,797.7	(4)	(147.7)	7,405.6	4,485.8	2,723.1	(4)	(285.1)	6,923.8
Noncontrolling interest	—	—		8.9	8.9	—	—		23.7	23.7

Total stockholders’ equity	4,755.6	2,797.7		(138.8)	7,414.5	4,485.8	2,723.1		(261.4)	6,947.5

Total liabilities and stockholders’ equity	$16,581.9	$6,409.8		$937.8	$23,929.5	$16,560.0	$6,303.7		$497.4	$23,361.1

(1)	Annualized pre-tax return on average equity for the reinsurance and insurance segments was: 15.8% and 11.1%, respectively, for the first nine months of 2014.
(2)	Includes consolidation and elimination entries, including those that exist between the reinsurance and insurance segments.
(3)	As of September 30, 2014, includes $1,270.1 million of marketable securities and cash at our unrestricted holding companies, comprised of $583.2 million at the Alleghany parent (included in Corporate Activities), $483.8 million at AIHL (included in the Insurance Segment), and $203.1 million at the TransRe holding company (included in the Reinsurance Segment). Included in the $583.2 million is $294.3 million of proceeds from a recent debt offering that was subsequently used to repurchase debt at TransRe. See Note 10 to Notes to the Unaudited Consolidated Financial Statements set forth in Part 1, Item 1 of Alleghany’s third quarter 2014 Form 10-Q.
(4)	Insurance segment stockholders’ equity as of September 30, 2014 includes $2.1 billion related to the insurance operating companies (RSUI, CapSpecialty, PacificComp and AIHL Re) with the remaining $0.7 billion of stockholders’ equity relating to the AIHL holding company and Roundwood. As of December 31, 2013, insurance segment stockholders’ equity included $2.0 billion related to the insurance operating companies with the remaining $0.7 billion relating to the AIHL holding company and Roundwood.
(5)	On October 15, 2014, TransRe redeemed $300.0 million aggregate principal amount of its 5.75% senior notes due on December 31, 2015. See Note 10 to Notes to the Unaudited Consolidated Financial Statements set forth in Part 1, Item 1 of Alleghany’s third quarter 2014 Form 10-Q. The carrying value of the TransRe repurchased notes were $309.6 million as of September 30, 2014.

ALLEGHANY CORPORATION AND SUBSIDIARIES

CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

(dollars in millions)

	September 30, 2014		June 30, 2014		March 31, 2014		December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012

CARRYING VALUE

Equity securities	$2,895.3	15.1%	$2,950.8	15.3%	$2,637.8	13.9%	$2,229.4	11.7%	$2,035.2	10.8%	$1,827.5	10.0%	$2,004.9	10.8%	$1,424.0	7.8%	$1,504.6	8.2%
Debt securities	14,766.2	77.1%	15,065.8	78.2%	14,802.1	77.9%	14,802.9	77.9%	15,041.1	80.0%	14,944.1	81.7%	15,110.5	81.6%	15,999.5	87.3%	16,336.5	88.5%
Short term investments	792.0	4.1%	615.2	3.2%	926.7	4.9%	1,317.9	6.9%	949.3	5.1%	884.4	4.8%	757.1	4.1%	366.0	2.0%	235.1	1.2%
Other invested assets	701.8	3.7%	631.5	3.3%	619.6	3.3%	641.9	3.5%	771.7	4.1%	645.9	3.5%	643.1	3.5%	537.4	2.9%	383.7	2.1%

Total	$19,155.3	100.0%	$19,263.3	100.0%	$18,986.2	100.0%	$18,992.1	100.0%	$18,797.3	100.0%	$18,301.9	100.0%	$18,515.6	100.0%	$18,326.9	100.0%	$18,459.9	100.0%

INVESTMENT ALLOCATION BY CARRYING VALUE

Equity securities:
Common stock	$2,895.3	15.1%	$2,950.8	15.3%	$2,637.8	13.9%	$2,229.4	11.7%	$2,035.2	10.8%	$1,827.5	10.0%	$2,004.9	10.8%	$1,424.0	7.8%	$1,504.6	8.2%
Preferred stock	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%

	2,895.3	15.1%	2,950.8	15.3%	2,637.8	13.9%	2,229.4	11.7%	2,035.2	10.8%	1,827.5	10.0%	2,004.9	10.8%	1,424.0	7.8%	1,504.6	8.2%
Debt securities:
U.S. government obligations	377.7	2.1%	400.9	2.0%	826.0	4.3%	955.0	5.0%	1,000.5	5.3%	441.9	2.4%	522.1	2.8%	522.9	2.9%	486.2	2.6%
Municipal bonds	5,429.5	28.3%	5,628.3	29.2%	5,610.9	29.5%	5,590.1	29.4%	5,974.9	31.8%	6,364.2	34.8%	6,321.8	34.1%	6,304.1	34.4%	6,563.9	35.6%
Foreign government obligations	910.5	4.8%	953.9	5.0%	948.4	5.0%	975.4	5.1%	1,062.8	5.7%	836.6	4.6%	821.1	4.4%	816.0	4.5%	838.4	4.5%
U.S. corporate bonds	2,320.5	12.1%	2,364.8	12.3%	2,392.2	12.6%	2,312.9	12.2%	2,173.5	11.6%	2,691.1	14.7%	2,842.5	15.4%	3,515.7	19.2%	3,516.8	19.1%
Foreign corporate bonds	1,613.7	8.4%	1,797.3	9.3%	1,732.2	9.1%	1,831.7	9.6%	1,777.3	9.5%	1,886.2	10.3%	1,950.1	10.6%	2,198.5	12.0%	2,203.7	11.9%
Mortgage and asset-backed securities:
Residential mortgage-backed securities (“RMBS”)	1,655.6	8.6%	1,728.4	9.0%	1,352.7	7.1%	1,547.8	8.1%	1,591.7	8.5%	1,458.7	8.0%	1,611.2	8.7%	1,662.5	9.1%	1,975.9	10.7%
Commercial mortgage-backed securities (“CMBS”)	1,135.9	5.9%	1,041.1	5.4%	981.9	5.2%	885.6	4.7%	858.5	4.6%	829.8	4.5%	627.6	3.3%	510.1	2.8%	493.9	2.7%
Other asset-backed securities	1,322.8	6.9%	1,151.1	6.0%	957.8	5.0%	704.4	3.7%	601.9	3.2%	435.6	2.4%	414.1	2.1%	469.7	2.6%	257.7	1.4%

	14,766.2	77.1%	15,065.8	78.2%	14,802.1	77.9%	14,802.9	77.9%	15,041.1	80.0%	14,944.1	81.7%	15,110.5	81.6%	15,999.5	87.3%	16,336.5	88.5%

Short term investments	792.0	4.1%	615.2	3.2%	926.7	4.9%	1,317.9	6.9%	949.3	5.1%	884.4	4.8%	757.1	4.1%	366.0	2.0%	235.1	1.2%

Other invested assets:
Equity method investments	151.3	0.9%	85.7	0.4%	88.3	0.5%	87.4	0.6%	219.1	1.2%	218.2	1.2%	213.6	1.2%	191.9	1.0%	195.7	1.1%
Partnership investments	293.5	1.5%	283.6	1.5%	274.3	1.4%	282.4	1.5%	268.7	1.4%	288.6	1.6%	291.4	1.6%	311.9	1.7%	155.5	0.8%
Other	257.0	1.3%	262.2	1.4%	257.0	1.4%	272.1	1.4%	283.9	1.5%	139.1	0.8%	138.1	0.7%	33.6	0.2%	32.5	0.2%

	701.8	3.7%	631.5	3.3%	619.6	3.3%	641.9	3.5%	771.7	4.1%	645.9	3.5%	643.1	3.5%	537.4	2.9%	383.7	2.1%

Total	$19,155.3	100.0%	$19,263.3	100.0%	$18,986.2	100.0%	$18,992.1	100.0%	$18,797.3	100.0%	$18,301.9	100.0%	$18,515.6	100.0%	$18,326.9	100.0%	$18,459.9	100.0%

RATINGS* OF DEBT SECURITIES PORTFOLIO, BY CARRYING VALUE

AAA/Aaa	$2,784.7	18.9%	$2,662.2	17.7%	$2,550.2	17.2%	$2,559.2	17.3%	$2,613.7	17.4%	$2,431.4	16.3%	$2,359.5	15.6%	$2,636.4	16.5%	$2,551.1	15.6%
AA/Aa	6,721.0	45.5%	6,936.7	46.0%	6,905.0	46.7%	7,295.9	49.3%	7,801.9	51.9%	7,327.7	49.0%	7,542.2	49.9%	7,606.0	47.5%	8,077.3	49.4%
A/A	2,948.1	20.0%	3,038.0	20.1%	2,914.4	19.7%	2,984.0	20.2%	3,247.8	21.6%	3,508.5	23.5%	3,660.2	24.2%	4,031.8	25.2%	4,042.2	24.7%
BBB/Baa	1,731.6	11.7%	1,846.7	12.3%	1,839.6	12.4%	1,633.9	11.0%	1,253.0	8.3%	1,387.0	9.3%	1,285.2	8.5%	1,456.7	9.1%	1,430.4	8.8%
BB / Ba	122.7	0.8%	116.7	0.8%	111.7	0.8%	56.9	0.4%	24.3	0.2%	55.1	0.4%	62.0	0.4%	59.7	0.4%	68.3	0.4%
B	305.3	2.1%	312.8	2.1%	290.4	1.9%	132.5	0.9%	16.3	0.1%	81.6	0.5%	52.8	0.3%	55.2	0.3%	42.4	0.3%
CCC	98.3	0.7%	94.9	0.6%	112.5	0.8%	79.5	0.5%	46.3	0.3%	47.9	0.3%	49.4	0.4%	45.8	0.3%	43.5	0.3%
CC	16.2	0.1%	24.7	0.2%	26.0	0.2%	26.7	0.2%	26.7	0.2%	27.1	0.2%	28.3	0.2%	27.9	0.2%	19.3	0.1%
Below CC	4.8	0.0%	4.8	0.0%	12.8	0.1%	5.0	0.0%	4.8	0.0%	5.1	0.0%	5.4	0.0%	5.3	0.0%	15.0	0.1%
Not rated	33.5	0.2%	28.3	0.2%	39.5	0.3%	29.3	0.2%	6.3	0.0%	72.7	0.5%	65.5	0.5%	74.7	0.5%	47.0	0.3%

	$14,766.2	100.0%	$15,065.8	100.0%	$14,802.1	100.0%	$14,802.9	100.0%	$15,041.1	100.0%	$14,944.1	100.0%	$15,110.5	100.0%	$15,999.5	100.0%	$16,336.5	100.0%

Duration of debt securities portfolio	3.8 years		3.7 years		4.2 years		4.5 years		4.3 years		4.2 years		3.8 years		3.7 years		3.7 years
Average credit quality**	AA-		AA-		AA-		AA-		AA-		AA-		AA-		AA-		AA-

*	The debt securities portfolio credit quality is measured using the lowest rating of the Standard & Poor’s Ratings Services, Moody’s Investors Service Inc. or Fitch Ratings.
**	The average debt securities portfolio credit quality is measured by weighting each individual security’s rating, which uses the lowest ratings of the Standard & Poor’s Ratings Services, Moody’s Investors Service Inc. or Fitch Ratings.

ALLEGHANY CORPORATION & SUBSIDIARIES

DEBT SECURITIES PORTFOLIO CREDIT QUALITY*

September 30, 2014

(in millions)

	AAA / Aaa	AA / Aa	A	BBB / Baa	Below BBB / Baa or Not-Rated	Total Carrying Value

U.S. government obligations	$—	$377.7	$—	$—	$—	$377.7
Municipal bonds	833.6	3,495.1	1,096.9	3.9	—	5,429.5
Foreign government obligations	450.0	313.5	136.6	10.4	—	910.5
U.S. corporate bonds	17.9	178.9	669.0	1,045.4	409.3	2,320.5
Foreign corporate bonds	170.3	386.8	702.6	263.6	90.4	1,613.7
Mortgage and asset-backed securities:
RMBS	31.3	1,542.6	10.2	1.5	70.0	1,655.6
CMBS	422.5	386.3	225.7	94.4	7.0	1,135.9
Other asset-backed securities	859.1	40.1	107.1	312.4	4.1	1,322.8

Total debt securities	$2,784.7	$6,721.0	$2,948.1	$1,731.6	$580.8	$14,766.2

Percentage of debt securities	18.9%	45.5%	20.0%	11.7%	3.9%	100.0%

*	The debt securities portfolio credit quality is measured using the lowest rating of the Standard & Poor’s Ratings Services, Moody’s Investors Service Inc. or Fitch Ratings.

ALLEGHANY CORPORATION AND SUBSIDIARIES

NET INVESTMENT INCOME

(in millions)

	Three Months Ended
	September 30,
	2014	2013

Interest income	$96.2	$88.4
Dividends	15.8	13.3

Total interest income and dividends	112.0	101.7

Equity in results of Pillar Capital Holdings Limited and related funds	5.0	9.4
Equity in results of Ares Management LLC	2.7	2.9
Equity in results of Homesite Group Incorporated (1)	—	7.7
Equity in results of ORX Exploration, Inc.	0.1	(2.3)
Other investment results	5.7	1.2

Total investment income	125.5	120.6

Investment expenses	(7.2)	(5.3)

Net investment income	$118.3	$115.3

Net investment income – after tax (2)	$93.2	$94.3

	Nine Months Ended
	September 30,
	2014	2013

Interest income	$288.9	$257.7
Dividends	46.0	41.1

Total interest income and dividends	334.9	298.8

Equity in results of Pillar Capital Holdings Limited and related funds	12.5	13.7
Equity in results of Ares Management LLC	5.8	2.9
Equity in results of Homesite Group Incorporated (1)	—	32.2
Equity in results of ORX Exploration, Inc.	(0.6)	(1.9)
Other investment results	12.0	4.4

Total investment income	364.6	350.1

Investment expenses	(21.6)	(15.6)

Net investment income	$343.0	$334.5

Net investment income – after tax (2)	$276.4	$275.9

(1)	Homesite Group Incorporated was sold on December 31, 2013.
(2)	Reflects income tax at a 35.0 percent statutory rate, except for tax-exempt interest income and dividends subject to dividend-received deductions.

ALLEGHANY CORPORATION AND SUBSIDIARIES

FINANCIAL STATEMENT PORTFOLIO RETURN

(dollars in millions)

	Three Months Ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Investment income and realized gains*:
Net investment income	$118.3	$114.1	$110.6	$131.2	$115.3	$100.4	$118.8	$78.4	$90.5
Net realized investment gains	59.4	41.5	96.8	136.5	17.8	27.0	50.9	38.0	12.4
Other than temporary impairment losses	(0.7)	(0.9)	(5.2)	(2.1)	(0.7)	(8.9)	(32.3)	—	—

	177.0	154.7	202.2	265.6	132.4	118.5	137.4	116.4	102.9
Opening net unrealized gains on investment securities*:
Net unrealized gains on debt securities portfolio	$237.1	$119.4	$(72.9)	$23.0	$1.6	$354.7	$406.2	$427.6	$224.6
Net unrealized gains on equity securities portfolio	531.5	372.8	424.8	292.2	166.0	152.3	(12.5)	46.8	0.8

	768.6	492.2	351.9	315.2	167.6	507.0	393.7	474.4	225.4

Closing net unrealized gains on investment securities*:
Net unrealized gains on debt securities portfolio	$209.5	$237.1	$119.4	$(72.9)	$23.0	$1.6	$354.7	$406.2	$427.6
Net unrealized gains on equity securities portfolio	415.1	531.5	372.8	424.8	292.2	166.0	152.3	(12.5)	46.8

	624.6	768.6	492.2	351.9	315.2	167.6	507.0	393.7	474.4

Increase (decrease) in net unrealized gains on investment securities*:
Increase (decrease) on debt securities portfolio	$(27.6)	$117.7	$192.3	$(95.9)	$21.4	$(353.1)	$(51.5)	$(21.4)	$203.0
Increase (decrease) on equity securities portfolio	(116.4)	158.7	(52.0)	132.6	126.2	13.7	164.8	(59.3)	46.0

	(144.0)	276.4	140.3	36.7	147.6	(339.4)	113.3	(80.7)	249.0

Net investment income, realized gains and unrealized gains*	$33.0	$431.1	$342.5	$302.3	$280.0	$(220.9)	$250.7	$35.7	$351.9

Opening aggregate invested assets, at fair value	$19,263.3	$18,986.2	$18,992.1	$18,797.3	$18,301.9	$18,515.6	$18,326.9	$18,459.9	$18,100.9
Closing aggregate invested assets, at fair value	19,155.3	19,263.3	18,986.2	18,992.1	18,797.3	18,301.9	18,515.6	18,326.9	18,459.9

Average invested assets	$19,209.3	$19,124.8	$18,989.2	$18,894.7	$18,549.6	$18,408.8	$18,421.3	$18,393.4	$18,280.4

Financial statement portfolio return*	0.2%	2.3%	1.8%	1.6%	1.5%	-1.2%	1.4%	0.2%	1.9%
Annualized financial statement portfolio return*	0.7%	9.0%	7.2%	6.4%	6.0%	-4.8%	5.4%	0.8%	7.7%

*	Before income tax.

ALLEGHANY CORPORATION AND SUBSIDIARIES

ANNUALIZED INVESTMENT BOOK YIELD

(dollars in millions)

	Three Months Ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Net investment income	$118.3	$114.1	$110.6	$131.2	$115.3	$100.4	$118.8	$78.4	$90.5

Opening invested assets:
Debt securities portfolio, at amortized cost	$14,828.7	$14,682.7	$14,875.8	$15,018.1	$14,942.5	$14,755.8	$15,593.3	$15,908.9	$15,372.2
Equity securities portfolio, at cost	2,419.3	2,265.0	1,804.7	1,743.0	1,661.5	1,852.6	1,436.5	1,457.8	1,046.3
Short term investments, at fair value (1)	615.2	926.7	1,317.9	949.3	884.4	757.1	366.0	235.1	1,023.1
Other invested assets, at carrying value (2)	631.5	619.6	641.9	771.7	645.9	643.1	537.4	383.7	433.9

	18,494.7	18,494.0	18,640.3	18,482.1	18,134.3	18,008.6	17,933.2	17,985.5	17,875.5

Ending invested assets:
Debt securities portfolio, at amortized cost	$14,556.8	$14,828.7	$14,682.7	$14,875.8	$15,018.1	$14,942.5	$14,755.8	$15,593.3	$15,908.9
Equity securities portfolio, at cost	2,480.2	2,419.3	2,265.0	1,804.7	1,743.0	1,661.5	1,852.6	1,436.5	1,457.8
Short term investments, at fair value (1)	792.0	615.2	926.7	1,317.9	949.3	884.4	757.1	366.0	235.1
Other invested assets, at carrying value (2)	701.9	631.5	619.6	641.9	771.7	645.9	643.1	537.4	383.7

	18,530.8	18,494.7	18,494.0	18,640.3	18,482.1	18,134.3	18,008.6	17,933.2	17,985.5

Average invested assets	$18,512.7	$18,494.4	$18,567.1	$18,561.2	$18,308.2	$18,071.5	$17,970.9	$17,959.4	$17,930.5

Investment book yield	0.6%	0.6%	0.6%	0.7%	0.6%	0.6%	0.7%	0.4%	0.5%

Annualized investment book yield	2.6%	2.5%	2.4%	2.8%	2.5%	2.2%	2.6%	1.7%	2.0%

(1)	Fair value approximates amortized cost.
(2)	Carrying value primarily reflects the equity method of accounting for certain private equity and partnerships, and to a lesser extent, fair value or cost for certain other investments.

ALLEGHANY CORPORATION AND SUBSIDIARIES

LOSS AND LOSS ADJUSTMENT EXPENSES (LAE)

(in millions)

	For the Nine Months Ended September 30,
	2014	2013

Reserves, beginning of period	$11,952.5	$12,239.8
Less: reinsurance recoverables(1)	1,302.1	1,305.9

Net reserves, beginning of period	10,650.4	10,933.9

Incurred loss, net of reinsurance, related to:
Current year	2,028.8	2,043.8
Prior years	(165.2)	(181.4)

Total incurred loss and LAE, net of reinsurance	1,863.6	1,862.4

Paid loss, net of reinsurance, related to:
Current year	259.6	228.8
Prior years	1,790.0	1,775.7

Total paid loss and LAE, net of reinsurance	2,049.6	2,004.5

Foreign exchange effect	(62.4)	(72.0)

Net reserves, end of period	10,402.0	10,719.8
Plus: reinsurance recoverables(1)	1,305.1	1,310.5

Reserves, end of period	$11,707.1	$12,030.3

(1)	Reinsurance recoverables in this table include only ceded loss and LAE reserves.

ALLEGHANY CORPORATION AND SUBSIDIARIES

CAPITAL STRUCTURE AND LEVERAGE RATIOS

(in millions)

	September 30, 2014		June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Capital Structure
Senior Notes	$2,079.2		$1,785.7	$1,790.0	$1,794.4	$1,798.7	$1,803.0	$1,807.3	$1,811.5	$1,815.7
Total stockholders’ equity attributable to Alleghany stockholders	7,405.6		7,398.2	7,128.1	6,923.8	6,716.5	6,498.4	6,625.3	6,403.8	6,581.1

Total capitalization	$9,484.8		$9,183.9	$8,918.1	$8,718.2	$8,515.2	$8,301.4	$8,432.6	$8,215.3	$8,396.8

Leverage ratios
Debt to total capitalization	21.9	% (1)	19.4%	20.1%	20.6%	21.1%	21.7%	21.4%	22.1%	21.6%

Closing stockholders’ equity attributable to Alleghany stockholders	$7,405.6		$7,398.2	$7,128.1	$6,923.8	$6,716.5	$6,498.4	$6,625.3	$6,403.8	$6,581.1

Net premiums written (trailing 12 months)	$4,472.4		$4,378.3	$4,327.4	$4,287.4	$4,309.4	$4,318.5	$4,383.7	$3,723.9	$2,874.0
Net premiums written (trailing 12 months) to stockholders’ equity	0.60		0.59	0.61	0.62	0.64	0.66	0.66	0.58	0.44

Total investments and cash	$19,762.9		$19,682.8	$19,467.7	$19,490.5	$19,212.0	$18,783.1	$19,090.5	$18,976.4	$19,031.2
Total investments and cash to stockholders’ equity	2.67		2.66	2.73	2.82	2.86	2.89	2.88	2.96	2.89

Reserve for losses and loss expenses	$11,707.1		$11,787.3	$11,864.7	$11,952.5	$12,030.3	$12,029.8	$12,051.5	$12,239.8	$11,830.8
Deduct: reinsurance recoverable on ceded losses	(1,305.1)		(1,302.6)	(1,295.4)	(1,302.1)	(1,310.5)	(1,271.0)	(1,269.8)	(1,305.9)	(1,232.3)

Net reserve for losses and loss expenses	10,402.0		10,484.7	10,569.3	10,650.4	10,719.8	10,758.8	10,781.7	10,933.9	10,598.5
Net reserve for losses and loss expenses to stockholders’ equity	1.40		1.42	1.48	1.54	1.60	1.66	1.63	1.71	1.61

(1)	On October 15, 2014, TransRe redeemed $300.0 million aggregate principal amount of its 5.75% senior notes due on December 31, 2015. If this transaction occurred on September 30, 2014, Alleghany’s debt to capitalization would have been approximately 19.3% as of that date. See Note 10 to Notes to the Unaudited Consolidated Financial Statements set forth in Part 1, Item 1 of Alleghany’s third quarter 2014 Form 10-Q.

ALLEGHANY CORPORATION AND SUBSIDIARIES

SHARE REPURCHASE DETAIL

Period	Total Number of Shares Repurchased	Average Price Paid per Share	Total Number of Shares Repurchased as Part of Publicly Announced Plans or Programs*	Approximate Dollar Value of Shares That May Yet Be Purchased Under the Plans or Programs (in millions)*

January 1 to January 31, 2014	18,592	$376.43	18,592	$234.9
February 1 to February 28, 2014	61,527	373.79	61,527	211.9
March 1 to March 31, 2014	162,489	397.84	162,489	147.3

Total	242,608	390.10	242,608

April 1 to April 30, 2014	73,654	$405.42	73,654	117.4
May 1 to May 31, 2014	75,633	413.86	75,633	86.1
June 1 to June 30, 2014	9,727	421.75	9,727	81.9

Total	159,014	410.43	159,014

July 1 to July 31, 2014	18,877	$420.06	18,877	423.9
August 1 to August 31, 2014	39,561	417.11	39,561	407.5
September 1 to September 30, 2014	89,793	424.38	89,793	369.4

Total	148,231	421.89	148,231

For the Nine Months Ended September 30, 2014	549,853	404.55	549,853

Quarter ended March 31, 2013	89,751	$351.82	89,751	$250.7
Quarter ended June 30, 2013	23,409	376.49	23,409	241.9
Quarter ended September 30, 2013	—	—	—	241.9
Quarter ended December 31, 2013	—	—	—	241.9

Total	113,160	356.92	113,160	241.9

*	In October 2012, Alleghany’s Board of Directors authorized the repurchase of shares of our common stock, at such times and at prices as management determines advisable, up to an aggregate of $300.0 million. In July 2014, Alleghany’s Board of Directors authorized the repurchase of additional shares of common stock, at such times and at prices as management may determine advisable, up to an aggregate of $350.0 million upon the completion of the previously announced program. The additional amount of repurchases authorized in July 2014 is reflected in this table.

ALLEGHANY CORPORATION AND SUBSIDIARIES

BASIC AND DILUTED EARNINGS PER SHARE INFORMATION - CONSECUTIVE QUARTERS

(in millions, except share and per share data)

	Three Months Ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Net earnings (loss) attributable to Alleghany stockholders	$186.3	$149.0	$204.9	$205.3	$113.2	$113.7	$196.3	$(92.6)	$125.4
Effect of dilutive securities	—	—	—	—	—	—	—	—	—

Income (loss) available to common stockholders for diluted earnings per share	$186.3	$149.0	$204.9	$205.3	$113.2	$113.7	$196.3	$(92.6)	$125.4

Weighted average common shares outstanding applicable to basic earnings per share	16,343,904	16,442,566	16,683,864	16,766,192	16,766,192	16,781,461	16,822,056	16,925,994	16,931,811
Effect of dilutive securities	—	—	—	—	—	—	—	—	—

Adjusted weighted average common shares outstanding applicable to diluted earnings per share	16,343,904	16,442,566	16,683,864	16,766,192	16,766,192	16,781,461	16,822,056	16,925,994	16,931,811

Basic earnings (loss) per share attributable to Alleghany stockholders	$11.40	$9.06	$12.28	$12.24	$6.75	$6.78	$11.67	$(5.47)	$7.41
Diluted earnings (loss) per share attributable to Alleghany stockholders	11.40	9.06	12.28	12.24	6.75	6.78	11.67	(5.47)	7.41

ALLEGHANY CORPORATION AND SUBSIDIARIES

BASIC AND DILUTED EARNINGS PER SHARE INFORMATION - YEAR-TO-DATE

(in millions, except share and per share data)

	For the Nine Months Ended September 30,
	2014	2013

Net earnings attributable to Alleghany stockholders	$540.2	$423.2
Effect of dilutive securities	—	—

Income available to common stockholders for diluted earnings per share	$540.2	$423.2

Weighted average common shares outstanding applicable to basic earnings per share	16,496,537	16,792,733
Effect of dilutive securities	—	—

Adjusted weighted average common shares outstanding applicable to diluted earnings per share	16,496,537	16,792,733

Basic earnings per share attributable to Alleghany stockholders	$32.74	$25.20
Diluted earnings per share attributable to Alleghany stockholders	32.74	25.20

ALLEGHANY CORPORATION AND SUBSIDIARIES

RETURN ON AVERAGE STOCKHOLDERS’ EQUITY - CONSECUTIVE QUARTERS

(in millions)

	Three Months Ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Opening stockholders’ equity attributable to Alleghany stockholders	$7,398.2	$7,128.1	$6,923.8	$6,716.5	$6,498.4	$6,625.3	$6,403.8	$6,581.1	$6,280.1

Closing stockholders’ equity attributable to Alleghany stockholders	7,405.6	7,398.2	7,128.1	6,923.8	6,716.5	6,498.4	6,625.3	6,403.8	6,581.1

Average stockholders’ equity	$7,401.9	$7,263.2	$7,025.9	$6,820.1	$6,607.5	$6,561.9	$6,514.6	$6,492.5	$6,430.6

Net earnings (loss) attributable to Alleghany stockholders	$186.3	$149.0	$204.9	$205.3	$113.2	$113.7	$196.3	$(92.6)	$125.4

Return on average stockholders’ equity	2.5%	2.1%	2.9%	3.0%	1.7%	1.7%	3.0%	–1.4%	2.0%

Annualized return on average stockholders’ equity	10.1%	8.2%	11.7%	12.0%	6.9%	6.9%	12.1%	–5.7%	7.8%

ALLEGHANY CORPORATION AND SUBSIDIARIES

RETURN ON AVERAGE STOCKHOLDERS’ EQUITY - YEAR-TO-DATE

(in millions)

	For the Nine Months Ended September 30,
	2014	2013

Opening stockholders’ equity attributable to Alleghany stockholders	$6,923.8	$6,403.8

Closing stockholders’ equity attributable to Alleghany stockholders	$7,405.6	$6,716.5

Average stockholders’ equity	$7,164.7	$6,560.2

Net earnings attributable to Alleghany stockholders	$540.2	$423.2

Return on average stockholders’ equity	7.5%	6.5%

Annualized return on average stockholders’ equity	10.1%	8.6%

ALLEGHANY CORPORATION AND SUBSIDIARIES

BOOK VALUE PER SHARE

(in millions, except share and per share data)

	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Total stockholders’ equity attributable to Alleghany stockholders	$7,405.6	$7,398.2	$7,128.1	$6,923.8	$6,716.5	$6,498.4	$6,625.3	$6,403.8	$6,581.1

Shares outstanding	16,236,861	16,380,336	16,535,591	16,766,192	16,766,192	16,766,192	16,785,308	16,890,623	16,932,328

Book value per share	$456.10	$451.65	$431.07	$412.96	$400.60	$387.59	$394.71	$379.13	$388.67

Quarter-over-Quarter growth	1.0%	4.8%	4.4%	3.1%	3.4%	–1.8%	4.1%	–2.5%	4.8%

ALLEGHANY CORPORATION AND SUBSIDIARIES

CONSOLIDATED CHANGES IN STOCKHOLDERS’ EQUITY

(in millions)

	For the Three Months Ended September 30, 2014			For the Nine Months Ended September 30, 2014
	Total Stockholders’ Equity			Total Stockholders’ Equity
	attributable to:		Total Stockholders’	attributable to:		Total Stockholders’
	Alleghany	Noncontrolling Interest	Equity	Alleghany	Noncontrolling Interest	Equity

Balance as of the beginning of the period	$7,398.2	$9.1	$7,407.3	$6,923.8	$23.7	$6,947.4

Add (deduct):

Net earnings	186.3	—	186.3	540.2	—	540.2

Other comprehensive income (loss), net of tax
Change in unrealized gains:
Debt securities portfolio	(18.0)	—	(18.0)	183.5	—	183.5
Equity securities portfolio	(75.7)	—	(75.7)	(6.3)	—	(6.3)
Other	1.1	—	1.1	1.6	—	1.6

	(92.5)	—	(92.5)	178.8	—	178.8
Change in unrealized currency translation adjustment	(26.0)	—	(26.0)	(19.8)	—	(19.8)
Retirement plans	—	—	—	0.1	—	0.1

Comprehensive income (loss), net of tax	67.8	—	67.8	699.3	—	699.3

Treasury stock repurchase	(62.5)	—	(62.5)	(222.4)	—	(222.4)

Other	2.2	(0.2)	2.0	5.0	(14.8)	(9.8)

Balance as of September 30, 2014	$7,405.6	$8.9	$7,414.5	$7,405.6	$8.9	$7,414.5

ALLEGHANY CORPORATION AND SUBSIDIARIES

CATASTROPHE EXPOSURE

The business of our reinsurance and insurance subsidiaries exposes them to losses from various catastrophe events. In a catastrophe event, losses from many insureds across multiple lines of business may result directly or indirectly from such single occurrence. Our reinsurance and insurance subsidiaries take certain measures to mitigate the impact of catastrophe events through various means including considering catastrophe risks in their underwriting and pricing decisions, purchasing reinsurance, monitoring and modeling accumulated exposures, and managing exposure in key geographic zones and product lines that are prone to catastrophic events.

Natural disasters such as hurricanes, other windstorms, earthquakes and other catastrophes have the potential to materially and adversely affect our operating results. Other risks, such as an outbreak of a pandemic disease, a major terrorist event, the bankruptcy of a major company or a marine and/or aviation disaster, could also have a material adverse effect on our business and operating results.

We evaluate catastrophic events and assess the probability of occurrence and magnitude through the use of industry recognized models and other techniques. We supplement these models by judgmentally interpreting and adjusting when appropriate the modeled output and by periodically monitoring the exposure risks of our operations. There is no single standard methodology to project possible losses from catastrophe exposures. Further, there are no industry standard assumptions used in projecting these losses, and the form and quality of the data obtained, including data obtained from insureds and ceding companies, and used in these models are not uniformly compatible with the data requirements of all models. Therefore, the use of different methodologies and assumptions could materially change the projected losses. Finally, these modeled losses may not be comparable with estimates made by other companies.

Although the analytical tools used to estimate catastrophe exposure are useful in both pricing and monitoring catastrophe risk, the estimates derived by use of these techniques are inherently uncertain and do not reflect our maximum exposures to these events. Although the models are frequently updated, these projections are nevertheless inherently imprecise. It is highly likely that our losses will vary, perhaps materially, from these estimates.

Projections of potential catastrophe losses are typically expressed in terms of the probable maximum loss, or “PML.” We define PML as our anticipated maximum loss (taking into account contract limits) caused by a single catastrophic event at a specified estimated return period affecting a broad contiguous area. These modeled losses are estimated based upon contracts in force at January 1, 2014 for TransRe and December 1, 2013 for RSUI.

The following is an overview of such modeled PMLs from property, engineering, marine and energy exposures and the associated natural perils that we deem most significant. The estimated amount of these modeled losses are presented for both a 100 year return period (having a likelihood of being exceeded in any single year of 1.0 percent), and a 250 year return period (having a likelihood of being exceeded in any single year of 0.4 percent), and are presented in two ways: (i) gross catastrophe losses; and (ii) after-tax net catastrophe costs such as gross losses, net of reinsurance, net reinstatement premiums and taxes. The reduction for reinsurance assumes that all reinsurers fulfill their obligations in accordance with contract terms.

	100 Year Return Period		250 Year Return Period
	Gross Loss (before tax)	Net Loss (after tax)	Gross Loss (before tax)	Net Loss (after tax)
	(in billions)

Florida, Wind	$1.2	$0.5	$1.8	$0.8
California, Earthquake	1.0	0.4	1.6	0.6
Northeast U.S., Wind	0.7	0.4	1.5	0.7
Gulf Coast, Wind	0.9	0.3	1.5	0.6
Europe, Wind	0.6	0.3	0.8	0.4
Japan, Earthquake	0.5	0.2	0.7	0.3
Japan, Wind	0.5	0.2	0.5	0.2

“Florida, Wind” has the highest modeled after-tax net catastrophe costs for both a 100 year and 250 year return periods. These costs would represent approximately 7 percent and 11 percent, respectively, of stockholders’ equity as of September 30, 2014. If multiple severe catastrophic events occur in any one year, or a single catastrophic event affects more than one geographic area, the potential economic cost to us could be materially higher than any one of the amounts shown above.

There is much uncertainty and imprecision in the compilation of these estimates at many stages in the process. Moreover, the makeup of our in-force business is constantly changing as new business is added and existing contracts terminate or expire, including contracts for reinsurance coverage purchased by us. In addition, these estimates take into account what we believe to be the most likely accumulation of territories, but there can be no assurance that we have captured every possible scenario in our analysis. As a result of these factors, among others, there can be no assurance that we will not experience after-tax net catastrophe costs from individual events that will exceed these estimates by a material amount. There also can be no assurance that we will not experience catastrophe events more frequently than the modeled probabilities would suggest. In any given year, catastrophe events could have a material adverse effect on our financial condition, results of operations, cash flows and liquidity.

ALLEGHANY CORPORATION AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

Throughout this Financial Supplement, Alleghany’s results of operations are presented in the way that Alleghany believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use financial information in evaluating Alleghany’s performance. This Financial Supplement includes various “non-GAAP financial measures” under U.S. Securities and Exchange Commission rules and regulations. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for measures of operating performance prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). When such measures are disclosed, reconciliations to the most comparable GAAP measure are provided.

UNDERWRITING PROFIT

Underwriting profit represents net premiums earned less net loss and LAE and commissions, brokerage and other underwriting expenses, all as determined in accordance with GAAP, and does not include net investment income, net realized capital gains, OTTI losses, other income, other operating expenses, corporate administration, amortization of intangible assets or interest expense. Alleghany consistently uses underwriting profit as a supplement to earnings before income taxes, the most comparable GAAP financial measure, to evaluate the performance of its segments and believes that underwriting profit provides useful additional information to investors because it highlights net earnings attributable to a segment’s underwriting performance. Earnings before income taxes may show a profit despite an underlying underwriting loss, and when underwriting losses persist over extended periods, a reinsurance or an insurance company’s ability to continue as an ongoing concern may be at risk. A reconciliation of underwriting profit to earnings before income taxes is presented within “Consolidated Underwriting Results” on pages 10 to 13 of the Financial Supplement.

OPERATING INCOME (AND OPERATING INCOME PER SHARE)

Operating income and operating income per share exclude on an after-tax basis: net realized capital gains; and other than temporary impairment losses, all as determined in accordance with GAAP. Alleghany uses operating income and operating income per share as a supplement to net earnings attributable to Alleghany stockholders and earnings per share, respectively, the most comparable GAAP financial measures, to provide useful additional information to investors by highlighting net earnings and earnings per share attributable to its performance exclusive of realized investment gains or losses and impairments. A reconciliation of operating income and operating income per share to net earnings attributable to Alleghany stockholders and earnings per share, respectively, is presented within “Operating Income Reconciliation” on page 31 of the Financial Supplement.

ANNUALIZED INVESTMENT BOOK YIELD

Annualized investment book yield is calculated by dividing net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, net investment income for the period, determined in accordance with GAAP, is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Alleghany utilizes and presents annualized investment book yield in order to better disclose the performance of its investments.

ALLEGHANY CORPORATION AND SUBSIDIARIES

OPERATING INCOME RECONCILIATION

(in millions, except share and per share amounts)

	Three Months Ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Net earnings (loss) attributable to Alleghany stockholders	$186.3	$149.0	$204.9	$205.3	$113.2	$113.7	$196.3	$(92.6)	$125.4

Adjustments to net earnings (after tax):
Net realized investment gains	38.6	27.0	62.9	88.7	11.6	17.6	33.1	24.7	8.1
Other than temporary impairment charges	(0.5)	(0.6)	(3.4)	(1.3)	(0.5)	(5.8)	(21.0)	—	—

	38.2	26.4	59.5	87.4	11.1	11.8	12.1	24.7	8.1

Operating income (loss)	$148.1	$122.6	$145.4	$117.9	$102.1	$101.9	$184.2	$(117.3)	$117.3

Weighted average common shares outstanding:
Basic	16,343,904	16,442,566	16,683,864	16,766,192	16,766,192	16,781,461	16,822,056	16,925,994	16,931,811
Diluted	16,343,904	16,442,566	16,683,864	16,766,192	16,766,192	16,781,461	16,822,056	16,925,994	16,931,811

Earnings per share attributable to Alleghany stockholders:
Basic	$11.40	$9.06	$12.28	$12.24	$6.75	$6.78	$11.67	$(5.47)	$7.41
Diluted	11.40	9.06	12.28	12.24	6.75	6.78	11.67	(5.47)	7.41

Operating earnings per share data:
Basic	$9.06	$7.46	$8.71	$7.03	$6.09	$6.07	$10.95	$(6.93)	$6.93
Diluted	9.06	7.46	8.71	7.03	6.09	6.07	10.95	(6.93)	6.93